EXHIBIT 10.6

PROMISSORY NOTE

Amount:  $150,000.00          Date:  11/09/2000

BORROWER                         PROMISES TO PAY LENDER
Shadows Bend Development, Inc.   Thomas H. Normile
200 Lafayette Street             224 Woodstone Drive
Suite 750                        Baton Rouge, LA. 70808
Baton Rouge, Louisiana 70801

For the value received, the undersigned Shadows Bend Development, Inc.
(BORROWER) promises to pay to the order of Thomas H. Normile (LENDER) the sum of one hundred and fifty thousand dollars and no cents ($150,000.00) and a service fee of fifteen thousand dollars ($15,000.00) at such place as the
LENDER may designate in writing.

RE-PAYMENT - shall consist of the following.  The original amount of note one hundred and fifty thousand dollars ($150,000.00) plus the fifteen thousand dollars and no cents ($15,000.00) service fee.

DUE DATE:  Payment in the amount of $165,000.00 shall be payable on or before
January 02,2003

INTEREST:  This is a non-interest note

This note is secured by five plus (5+) acres of land as follows:  A certain tract of land designated as Tract 2-A-1 of the former Paul E. Ranney et al
Tract 2 located in Section 46 and 80 Township 7 Range 2 East.  Greensburg land
District, East Baton Rouge Parish, Louisiana

The BORROWER reserves the right to repay this NOTE by making payment in full of the principal and service fee.

If any payment obligation under this NOTE is not paid when due, the BORROWER promises to pay all collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this NOTE and any other obligations of the BORROWER to the LENDER, shall become immediately due, without demand or notice.

     1.     the failure of the BORROWER to pay the principal and any accrued interest in full on or before the DUE DATE;
     2.     the death of the BORROWER(s) or LENDER(s);
     3.     the filing of bankruptcy proceedings involving the BORROWER as a
            DEBTOR;
     4.     the application for appointment of a receiver for the BORROWER;
     5.     the making of a general assignment for the benefit of the BORROWER'S creditors;
     6.     the insolvency of the BORROWER, or
     7.     the misrepresentation by the BORROWER to the LENDER for the purpose of obtaining or extending credit

In addition, the BORROWER shall be in default if there is a sale, transfer, assignment, or any other disposition of any assets pledged as security for the payment of this NOTE, or if there is a default in any security agreement which secures this NOTE.

If any one or more of the provisions of this NOTE are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and service fee on this NOTE shall be paid in the legal currency of the United States.  BORROWER waives presentment for payment protest, and notice of protest and nonpayment of this NOTE.

No renewal or extension of this NOTE, delay in enforcing any right of the
LENDER under this NOTE, or assignment by LENDER of this NOTE, shall affect the liability of the BORROWER.  All rights of the LENDER under this NOTE are cumulative and may be exercised concurrently or consecutively at the LENDER'S option.

This NOTE shall be construed in accordance with the laws of the State of
Louisiana.

Signed the 9th day of December 2000, at Baton Rouge, Louisiana

BORROWER
Shadows Bend Development, Inc.
200 Lafayette Street, Suite 750
Baton Rouge,  Louisiana 70801

By: /s/ Alvin Gautreaux, Jr.
Alvin Gautreaux, Jr. Director/Secretary/COO/Vice-President